Exhibit 99.1
October 25, 2006
Cobalt Holding Company
Cobalt Merger Corp.

c/o	Hellman & Friedman
One Maritime Plaza, 12th Floor
San Francisco, CA 94111
c/o	Texas Pacific Group
301 Commerce Street, Suite 3300
Fort Worth, TX 76102

Re:	Agreement and Plan of Merger (the “Agreement”), dated as of August 31, 2006, by and among Cobalt Holding Company (“Parent”), Cobalt Merger Corp.
(“Merger Sub”) and Intergraph Corporation (the “Company”)

Ladies and Gentlemen:
     In connection with the Agreement, subject to the terms and conditions set forth herein, and in consideration of and in reliance on the representations and covenants of Parent and Merger Sub herein contained, the Company hereby:
          (1) consents to the amendment by Parent and the lenders named therein of the Debt Commitment Letter in the form attached hereto (such amended Debt Commitment Letter, as definitively executed and delivered by Parent and the other parties thereto, the “Amended Debt Commitment Letter”), together with such changes to the Amended Debt Commitment Letter as may be approved by the Company, and
          (2) agrees with Parent and Merger Sub that, from and after the execution and delivery of the Amended Debt Commitment Letter by the parties thereto, (i) references in the Agreement to the “Debt Commitment Letter,” to the “Lenders” and to the “Debt Financing” shall be construed to refer to the Amended Debt Commitment Letter, to the lenders who become party to the Amended Debt Commitment Letter and to the debt financing set forth in the Amended Debt Commitment Letter, respectively, and that any terms in the Agreement defined with reference to the foregoing terms (including the terms “Commitment Letters,” “Financing” and “Required Financial Information”) shall be defined with reference to such terms as contemplated hereby, (ii) the term “Initiation Date” shall be construed without reference to the proviso that such date shall commence no earlier than November 12, 2006, and (iii) the term “Required Financial Information” shall be construed without reference to any financial statements or financial data required solely to consummate a private placement of high yield debt securities under Rule 144A of the Securities Act or any prospectus or offering memorandum related thereto.
     In connection with the Agreement, and as condition to the willingness of the Company to deliver its consent as provided above, Parent and Merger Sub hereby jointly and severally represent, warrant and agree:

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          (1) that the representations and warranties set forth in Section 4.6 of the Agreement are true in correct in all respects as of the date of, and after giving effect to, the execution of the Amended Debt Commitment Letter, and
          (2) that, notwithstanding anything set forth in Section 6.8(b) or any other provision of the Agreement to the contrary, Parent and Merger Sub hereby waive the Company’s compliance with, and otherwise agree not to enforce or claim a breach by the Company of, any covenants or obligations of the Company included in Section 6.8(b) or elsewhere in the Agreement solely to facilitate the completion of a private placement of high yield debt securities under Rule 144A of the Securities Act as part of the Debt Financing.
     Terms capitalized but not defined in this letter shall have the respective meanings assigned to them in the Agreement. Except as expressly contemplated hereby, the Agreement continue remain in full force and effect in accordance with its terms and this letter shall not constitute the Company’s consent or indicate its willingness to consent to any amendment or modification or waiver of the Agreement. This consent may be executed in two or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

Very truly yours, INTERGRAPH CORPORATION
By:	/s/ Anthony Colaluca
	Name:	Anthony Colaluca
	Title:	EVP & CFO

Accepted and acknowledged
as of the date first written above:
COBALT HOLDING COMPANY

By:	/s/ Georgia Lee
	Name:	Georgia Lee
	Title:	Vice President, Secretary and Assistant Treasurer

COBALT MERGER CORP.

By:	/s/ Georgia Lee
	Name:	Georgia Lee
	Title:	Vice President, Secretary and Assistant Treasurer